UNITED STATES DISTRICT COURT
                               DISTRICT OF KANSAS


LEWIS F. GEER, et al.,          )
                                )
                 Plaintiffs,    )
                                )
v.                              ) Case No. 01-2583-JAR
WILLIAM D. COX, et al.,         )
                                )
                 Defendants.    )
--------------------------------
DAVID GROGAN,                   )
                                )
                 Plaintiff,     )
                                )
v.                              ) Case No. 03-2091-KHV
                                )
TIMOTHY P. O'NEIL, et al.,      )
                                )
                 Defendants.    )


                     STIPULATION AND AGREEMENT OF SETTLEMENT
                     ---------------------------------------

     Plaintiffs Lewis F. Geer and David Grogan  ("Plaintiffs")<F1>  on behalf of
(i) themselves in any and all capacities, (ii) TransFinancial Holdings, Inc. ("TransFinancial" or the "Company") in Plaintiffs' capacity as derivative plaintiffs, and (iii) all members of the class defined below in Plaintiffs' capacity as class representatives, on the one hand, and the Settling Defendants, identified below, on the other hand, by and through their undersigned attorneys, hereby enter into the following Stipulation and Agreement of Settlement (the "Settlement" or "Stipulation"), dated as of October 18, 2004, and subject to the approval of the United States District Court for the District of Kansas (the "Court").

----------------------
<F1> All capitalized terms  not  otherwise  defined  shall carry the meaning set forth in paragraph 1 below.

                                    RECITALS
                                    --------

     WHEREAS, on or after January 12, 2000, Plaintiff David Grogan, for himself and for all others similarly situated, filed an action in the Court of Chancery of Delaware, New Castle County, entitled David Grogan v. Timothy P. O'Neil, et. al., C.A. No. 17733, alleging that the defendants, the directors of TransFinancial, violated their fiduciary duty in approving a proposed management buyout; and

     WHEREAS, following the withdrawal of the proposed management buyout and amendments to the complaint to add claims relating to the sale of assets without shareholder approval and liquidation of the Company, such case was dismissed without prejudice pursuant to agreement of the parties and, on or after February 28, 2003, was refiled in the United States District Court for the District of Kansas, entitled David Grogan v. Timothy P. O'Neil, et. al., Case No. 03-2091-KHV (the "Grogan case"); and

     WHEREAS, on or after December 7, 2001, Plaintiff Lewis F. Geer, for himself and for all others similarly situated, filed an action in the United States District Court for the District of Kansas, entitled Lewis F. Geer, et. al. v. William D. Cox, et al., Case No. 01-2583-JAR (the "Geer case"), alleging that the sale of the assets of one of TransFinancial's subsidiaries without shareholder approval constituted a violation of Del. Corp. Code ss.271 and conversion; and

     WHEREAS, by Order dated August 15, 2003, the Grogan case was consolidated with the Geer case for purposes of discovery; and

     WHEREAS,   by  Order  dated   September  23,  2004,  the  Grogan  case  was
consolidated with the Geer case solely for purposes of review and consideration of the Settlement; and

     WHEREAS, counsel for Plaintiffs and counsel for the Settling Defendants have engaged in substantial arms'-length negotiations spanning a period of over two years in an effort to resolve the Actions, including exchanging written demands and offers, conducting numerous telephone conferences, and engaging in a thorough, month-long mediation process before a nationally recognized mediator, Jonathan Marks of MarksADR, culminating in a two-day mediation session in Washington, D.C. where the merits of the claims and defenses and the terms of any agreement were extensively debated and negotiated, and including a subsequent settlement conference with a federal magistrate to facilitate resolution of outstanding issues; and

     WHEREAS, the Settling Defendants vigorously deny that they committed any violations of any state or federal laws, vigorously deny that they did anything but fully fulfill their duties, vigorously deny all charges and allegations asserted against them, and disclaim any wrongdoing or liability whatsoever; and

     WHEREAS, the Settling Defendants have agreed to the compromise and settlement of these Actions subject to the terms and conditions set forth herein solely to avoid the substantial burden, expense, and uncertainties that would be involved in protracted litigation, and to terminate the Released Claims against them; and

     WHEREAS, Plaintiffs have agreed to settle their claims and those of both the Company (asserted derivatively) and Class Members upon the terms and provisions set forth herein after and as a result of extensive investigation and thorough research of the law applicable to the claims underlying the Actions; after balancing these benefits that all plaintiffs will receive from the Settlement against the uncertain outcomes, risks, difficulties, and delays of litigation, in general, and in complex litigation such as these Actions, in particular, and after concluding that the Settlement is in the best interest of the Class Members and the Company; and

     WHEREAS, the Settling Parties and their counsel believe that the terms and conditions of this Stipulation are fair, reasonable, adequate, and proper, and acknowledge that this Stipulation is a result of arms'- length negotiations between the parties:

     NOW, THEREFORE, in consideration of the promises and agreements, covenants, representations, and warranties set forth herein, intending to be legally bound;

     IT IS HEREBY STIPULATED AND AGREED, by and among the Settling Parties that these Actions and all Released Claims are settled and compromised and that the Actions shall be dismissed with prejudice and without costs, except as otherwise provided for herein, subject to approval of the Court pursuant to Rules 23 and
23.1 of the Federal Rules of Civil Procedure on the following terms and conditions:

                                   DEFINITIONS
                                   -----------

     1. In addition to terms defined in other provisions, the following definitions shall apply to this Stipulation:

          A. "Actions" means the Geer case and the Grogan case, collectively.

          B. The "Class" means all persons and entities who, at any time from June 21, 1999 to the close of business on April 29, 2002 (the "Class Period"), owned publicly-traded common stock issued by TransFinancial ("TransFinancial Stock") and their heirs, successors, assigns, and transferees. Excluded from the Class are the Defendants, including any shares owned directly or indirectly of record or beneficially by any of them.

          C. "Class  Member"  means  any  person  or  entity  who is a member of the Class, including beneficial owners of the TransFinancial Stock purchased on their behalf by others, but excluding those persons or entities who submit (or for whom are submitted) valid and timely requests for exclusion from the Class in accordance with the procedure set forth in the Notice of Proposed Settlement of Derivative and Class Actions, Request for Attorneys' Fees and Reimbursement of Expenses, and Settlement Fairness Hearing substantially in the form annexed hereto as Exhibit B (the "Notice"). This definition includes Plaintiffs and both Shareholders and Selling Shareholders, as those terms are defined below.

          D. "Escrow Agent" means UMB Bank, N.A. or such other subsequent entity that the Court shall appoint.

          E. "Final Judgment" means a judgment to be entered by the Court that will direct the implementation of the Settlement in accordance with the terms of the Stipulation or as the Court may otherwise direct, approve a method of allocating the settlement proceeds, approve the payment of any remaining or anticipated expenses incurred in administering the Settlement, determine the amount of attorneys' fees and expenses to award to Plaintiff Class Counsel, determine the amount of any incentive award for Plaintiffs, and take any other action to fully and finally dispose of the Actions. A proposed form of Final Judgment shall be submitted by Plaintiff Class Counsel at or before the Settlement Hearing.

          F. "Final Order" means that order to be entered by the Court, substantially in the form of Exhibit E hereto, approving the Settlement, dismissing all claims in the Actions against the Settling Defendants with prejudice, releasing all Released Claims, and enjoining Class Members and the Company from instituting, continuing, or prosecuting any action asserting one or more of the Released Claims.

          G. "Individual Defendants" means William D. Cox, Harold C. Hill, Jr., Roy R. Laborde, Timothy P. O'Neil, Clark D. Stewart, and David D. Taggert.

          H. "Released Claims" means any and all claims, rights, demands, causes of action, suits, matters, and issues whether known or unknown, suspected or unsuspected, liquidated or unliquidated (including but not limited to all Unknown Claims and claims for attorneys' fees), arising under any state or federal statutory or common law, that have been, might have been, or could be asserted against any Released Party by any Class Member, or derivatively on behalf of or by TransFinancial, arising out of or related, directly or indirectly, in any way to the allegations, transactions, facts, matters, occurrences, representations, or omissions involved in, set forth in, referred to, or that could have been asserted in one or both of the Actions.

          I. "Released Parties" means each of the Settling Defendants and each of their parents, subsidiaries, and affiliates, and each Settling
     Defendant's present or former directors, officers, employees, agents, insurers, attorneys, advisors, successors, heirs, assigns, executors, and personal representatives.

          J. "RLR Defendants" means R.L.R. Investments, L.L.C. and R&L Transfer, Inc.

          K. "Selling Shareholder" means any Class Member who sold some or all of his, her, or its shares during the Class Period.

          L. "Settlement Administrator" means Berdon Claims Administration LLC or such other or subsequent person or entity that the Court shall appoint.

          M.  "Settling   Defendants"  means   TransFinancial,   the  Individual
     Defendants, and the RLR Defendants.

          N. "Settlement Effective Date" means the date upon which the Final Order becomes final and no longer subject to appeal or review (or further appeal or review), whether by exhaustion of any possible appeal, or the expiration of any applicable appeal period.

          O. "Settlement Hearing" means a hearing to be held by the Court to consider final approval of the Settlement pursuant to Rule 23(e) and Rule
     23.1 of the Federal Rules of Civil Procedure.

          P. "Settling Parties" means all Class Members and the Settling Defendants.

          Q. "Shareholder" means any Class Member who was the record or beneficial owner of the TransFinancial Stock as of the close of business on April 29, 2002.

          R. "Unknown Claims" means any and all claims, rights, demands, causes of action, suits, matters, and issues which any Class Member does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Parties which, if known by him, her, or it, might have reasonably affected his, her, or its settlement with and release of the Released Parties, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, upon the Settlement Effective Date, each Class Member, by operation of the Final Judgment, waives any and all provisions, rights, and benefits conferred by Cal. Civ. Code ss.1542, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR,

      and any other law of any jurisdiction (domestic or foreign), or principle of common law, which is similar, comparable, or equivalent to said provision.

                         SCOPE AND EFFECT OF SETTLEMENT
                         ------------------------------

     2. The obligations incurred pursuant to this Stipulation shall be in full and final disposition of the Actions and any and all Released Claims as against any and all Released Parties.

     3. Upon the Settlement Effective Date, each Class Member shall release and forever discharge, and shall forever be enjoined from prosecuting, each Released Claim, including without limitation any and each Unknown Claim, against any and all of the Released Parties.

                            SETTLEMENT CONSIDERATION

     4. Subject to completion and execution of an escrow  agreement,  within ten
(10) days of entry of a Preliminary Approval and Scheduling Order substantially in the form annexed hereto as Exhibit A ("Scheduling Order"), the Individual Defendants' insurance carrier, Federal Insurance Company ("Federal") will cause the amount of two million five hundred thousand dollars ($2,500,000.00) (the "Settlement Fund") in cash to be deposited into an interest bearing escrow account (the "Escrow Account"). Each Settling Party agrees to execute any standard escrow agreements presented by the Escrow Agent, including without limitation indemnification and hold harmless provisions.

     5. The Escrow Account is to be a "Qualified Settlement Fund" within the meaning of Treasury Regulations ss. 1.468B-1. The Escrow Agent, as administrator of the Qualified Settlement Fund within the meaning of Treasury Regulations ss. 1.468B-2(k)(3), shall be responsible for the tax returns for the Escrow Account and paying from the Escrow Account any taxes owed with respect to the Escrow Account. The Settling Defendants agree to have their counsel promptly provide to the Escrow Agent the statement described in Treasury Regulations ss. 1.468B-3(e). The Settling Defendants shall not be liable for filing any tax returns or paying any taxes with respect to the Settlement Fund.

     6. No funds held in the Escrow Account shall be distributed except in accordance with this Stipulation or with an order of the Court. The Settlement Fund shall be deemed to be in the custody of the Court and shall remain subject to the jurisdiction of the Court until such time as the funds are applied to expenses, distributed to Class Members, and/or delivered to Federal pursuant to this Stipulation or further order of the Court.

     7. The following shall be considered part of the cost of the administration of the Settlement and, subject to Court approval in the Scheduling Order, shall be paid timely by the Escrow Agent in advance of the Settlement Hearing with the funds deposited into the Escrow Account:

          A. All fees and expenses charged or incurred by the Escrow Agent for or while acting in that capacity, including without limitation generating a list of record owners during the Class Period;

          B. All (i) taxes on the income of the Escrow Account and (ii) expenses and costs incurred in connection with the taxation of the Escrow Account, including without limitation expenses of tax attorneys and accountants; and

               C. All fees and expenses incurred by the Settlement Administrator in connection with the administration of the proposed settlement prior to the Settlement Hearing, including all costs related to the giving of notice to the Class as ordered by the Court and receiving communications from Class Members and maintaining correspondence, such as any requests for exclusion from the Class. Items A, B, and C above are collectively referred to as "Preliminary Administrative Expenses."

     8. In the event that the Settlement is terminated or for any other reason the Settlement is not approved and implemented, the remaining funds in the Escrow Account (which should equal the Settlement Fund, including any interest earned thereon, net of the Preliminary Administrative Expenses) shall be delivered to Federal within three (3) business days.

     9. In the event the Settlement is approved by the Court in the Final Order, and the Settlement Effective Date occurs, the Escrow Account, including any interest earned thereon, net of the Preliminary Administrative Expenses, shall be used to pay, as directed by the Court in a Final Judgment, (i) the remaining or any anticipated administration expenses incurred in administering the Settlement, including without limitation any fees charged or to be charged by the Settlement Administrator; (ii) any attorneys' fees and expenses awarded to Plaintiff Class Counsel; and (iii) any incentive award to Plaintiffs. The remaining balance of the Escrow Account after payment of these items (the "Net Settlement Fund") shall be distributed to Class Members as provided below in paragraph 20. The Settlement Administrator and the Escrow Agent shall cooperate to determine the most economical method of distribution. To the extent checks are used to make payments to Class Members (as opposed to wire transfers), the following language shall appear on the back of each: "By cashing or endorsing this check, I affirm my personal release of claims identified in the ____________, 2005 Final Order in Case Nos. 01-2583 and 03-2091 in the Federal District Court of Kansas." Class Members shall look solely to the Net Settlement Fund for settlement and satisfaction of any and all Released Claims.

                PRELIMINARY APPROVAL AND SCHEDULING ORDER
                -----------------------------------------

     10. As soon as practicable after execution of this Stipulation, the Settling Parties shall apply to the Court for entry of a Preliminary Approval and Scheduling Order substantially in the form annexed hereto as Exhibit A ("Scheduling Order"), which order shall, inter alia:

          A.  Conditionally (i) certify the Class for settlement  purposes only,
     (ii) appoint Plaintiffs as class representatives, and (iii) appoint Plaintiffs' counsel as counsel for the Class ("Plaintiff Class Counsel");

          B. Preliminarily approve the Settlement as fair, reasonable, and adequate;

          C. Appoint the Escrow Agent and Settlement Administrator;

          D. Review the anticipated notice procedures and determine, pursuant to Rule 23(c)(2) and Rule 23.1 of the Federal Rules of Civil Procedure, that the giving of notice as provided herein meets the requirements of applicable law and due process, constitutes the best notice practicable under the circumstances to all persons entitled thereto, and constitutes due and sufficient notice of the Settlement Hearing an the rights of Class Members with respect thereto.

          E. Approve the Notice and Proof of Claim substantially in the form annexed hereto as Exhibits B and C, respectively, and direct the Settlement Administrator to mail the Notice and Proof of Claim, no later than seventy-five (75) days prior to the Settlement Hearing, to all Class
     Members who are or were record holders of TransFinancial common stock during the Class Period, with instructions to record holders who hold or held the shares for the benefit of others either (i) to deliver copies of the Notice and Proof of Claim to each such beneficial owner on whose behalf the shares are held or were held during the Class Period or (ii) to provide a list of the names and addresses of all such beneficial owners to the Settlement Administrator so that it can promptly mail the Notice and Proof of Claim to them.

          F. Approve the Summary Notice for Publication of Settlement of Derivative and Class Actions substantially in the form annexed hereto as Exhibit D ("Summary

      Notice") and direct the Settlement Administrator to cause the Summary Notice to be published in The Wall Street Journal and in The Kansas City Star;

          G. Direct the Settlement Administrator to post on its internet site this Stipulation, all exhibits annexed hereto, and such other pleadings, documents, and orders of the Court as the Settling Parties may agree or the Court may order;

          H.  Approve  the  payment  of  up  to  $125,000  of  all   Preliminary
     Administrative Expenses out of the funds to be deposited into the Escrow Account by the Settling Defendants;

          I. Approve the delivery directly to Federal of all funds in the Escrow Account in the event that, and at such time as, the Settlement is terminated pursuant to the terms of the Stipulation or is not approved by the Court or, if appealed, the appellate court(s).

          J. Schedule a Settlement Hearing to be held before the Court, at a time and date to be set by the Court, as set forth in the Notice, finally to consider and determine, or to direct the later determination without further notice of, (i) the reasonableness, adequacy, and fairness of the Settlement, (ii) whether the Final Order should be entered pursuant to this Stipulation, (iii) whether the method of allocating the Net Settlement Fund should be approved, and (iv) whether the applications of Plaintiff Class Counsel for attorneys' fees and reimbursement of expenses and for Plaintiffs' incentive awards should be approved;

          K. Require any person who is a Class Member and who does not want to participate in and/or be bound by the Settlement to submit to the Settlement Administrator a request for exclusion from the Class no later than thirty (30) days prior to the Settlement Hearing, in such manner and containing such information as required by the Notice; and

          L. Require any Class Member who has not requested exclusion from the Class or any Shareholder who wants to object to the approval of this Stipulation and the Settlement to file and serve in writing no later than twenty-four (24) days prior to the Settlement Hearing, in the manner provided in the Notice, a statement of the objection and the grounds for such objection, and provide that any Class Member or Shareholder who does not follow the objection procedure in the Notice will be barred from making any objection to any aspect of the Settlement.

                           SETTLEMENT ADMINISTRATION
                           -------------------------

     11. The Settlement Administrator shall administer the Settlement subject to supervision of Plaintiff Class Counsel and the Court as circumstances may require.

     12. TransFinancial and/or the Individual Defendants shall authorize the Company's transfer agent to provide to the Settlement Administrator (A) the list of record owners of the Company's stock as of April 29, 2002, the day on which TransFinancial filed a certificate of liquidation and closed its stock record books, which list was used for the purposes of making the liquidation distribution to shareholders and will be used for making the final liquidation distribution in the future; and (B) the list of all record owners of the Company's stock during the Class Period. Within ten (10) days after the entry of the Scheduling Order, Individual Defendants shall also provide the Settlement Administrator a list, with respect to each Individual Defendant, of all shares held directly or indirectly by such defendant as of April 29, 2002, and, if such shares were or are held beneficially, the name, address and telephone number, of the nominee or broker holding such shares, and the account number in which such shares were or are held.

     13. Following entry of the Scheduling Order, the Settlement Administrator shall comply with the directives therein, including providing notice of the Class. The Settlement Administrator shall also receive and maintain all requests for exclusion from the Class. The Escrow Agent shall maintain the Escrow Account and work with the Settlement Administrator to effectuate payment of the Preliminary Administrative Expenses.

     14. Upon or after the Settlement Effective Date, Settlement Administrator and the Escrow Agent shall make the distributions approved by the Court and further distribute the Net Settlement Fund in accordance with the method of allocation approved by the Court. The Settlement Administrator and/or the Settling Parties may apply to the Court to resolve any issue that arises in the administration of the Settlement which cannot be resolved by agreement. If there is a balance remaining in the Escrow Account a year after the initial distribution to Class Members in accordance to the Court-approved method of allocation and such balance is not needed for satisfaction of remaining unpaid or accrued administration expenses, such balance shall be donated to an appropriate 501(c)(3) non-profit organization designated by Plaintiff Class Counsel.

     15. The Settling Defendants and their insurers, counsel, and other agents shall have no responsibility for or liability whatsoever with respect to:

          A. Any act, omission, or determination of Plaintiff Class Counsel or their designees or agents in connection with the administration of the Settlement;

          B. Any act, omission, or determination of the Escrow Agent or Settlement Administrator;

          C. The management, investment, or distribution of the Settlement Fund or the Net Settlement Fund;

          D. The determination, administration, calculation, or payment of any distribution from or claims asserted against the Settlement Fund or the Net Settlement Fund; or

          E. The method of allocating the Net Settlement Fund.

                                   FINAL ORDER
                                   -----------

     16. If the Court ultimately approves the terms of the Settlement set forth in this Stipulation, a Final Order substantially in the form annexed hereto as Exhibit E shall be entered and shall, inter alia:

          A. Approve the Settlement, adjudge its terms to be fair, reasonable, and adequate, and retain jurisdiction to effectuate the same;

          B. Completely discharge, settle, dismiss with prejudice, release, and permanently bar and enjoin the assertion, prosecution, or continuation by any and all Class Members of any Released Claim, including without limitation any Unknown Claim, against each Released Party; provided, however, that the Final Order shall not bar any action or claim to enforce the terms of the Settlement as approved by the Court or the Final Order; and

          C. Certify the determination as to the fairness, reasonableness, and adequacy of the Settlement and the dismissal and injunction of all Released Claims against the Released Parties as final pursuant to Rule 54(b).

              INCENTIVE AWARDS, ATTORNEYS' FEES, AND DISBURSEMENTS
              ----------------------------------------------------

     17. Plaintiff Class Counsel may apply to the Court for an award of attorneys' fees, not to exceed one third of the Settlement Fund, and for the reimbursement of all expenses incurred in these Actions from the Settlement Fund. Such fees and expenses shall be payable solely out of the Settlement Fund and shall be deducted from the Settlement Fund prior to any distribution to the Class Members. In addition, Plaintiffs may apply to the Court for an incentive award of up to $10,000 each. Settling Defendants will not oppose such applications.

     18. As part of a Final Judgment, a form of which shall be submitted at or before the Settlement Hearing, the Court may approve Plaintiffs' incentive awards and Plaintiff Class Counsel's fees and expenses. If the Final Judgment is not appealed, or after any such appeal is resolved, the Escrow Agent may withdraw from the Escrow Account for distribution to Plaintiff Class Counsel the fees and expenses approved by the Court (or appellate court) and to Plaintiffs the incentive awards approved by the Court (or appellate court).

     19. Notwithstanding any other provision of this Stipulation to the contrary, the procedure for and the allowance or disallowance (in whole or in part) by the Court of any application by Plaintiff Class Counsel for attorneys' fees and expenses to be paid out of the Settlement Fund and/or any application for an incentive award on behalf of Plaintiffs should be considered by the Court separately and apart from its consideration of the fairness, reasonableness, and adequacy of the Settlement, and any order or proceeding relating to the award of attorneys' fees and expenses or the incentive awards, or any appeal of any order relating thereto, shall not operate to terminate or cancel this Stipulation or affect or delay the finality of the Final Order approving the Settlement of the Actions.

              ALLOCATION AND ADMINISTRATION OF NET SETTLEMENT FUND
              ----------------------------------------------------

     20. The Net Settlement Fund shall be allocated and administered, subject to approval by the Court in a Final Judgment, as follows:

          A. The Net Settlement Fund, as described in paragraph 9, shall be divided into two parts, one to be distributed to Class Members who are Shareholders (the "Shareholder Fund"), and one to be distributed to Class Members who are Selling

      Shareholders (the "Selling Shareholders' Fund"). Unless otherwise ordered by the Court, 75% of the Net Settlement Fund shall be allocated to the Shareholder Fund, and 25% of the Net Settlement Fund shall be allocated to the Selling Shareholders' Fund.

          B. The Shareholder Fund, net of any costs incurred by the Settlement Administrator with respect to its administration, shall be distributed, pro rata in proportion to the number of shares held on April 29, 2002, to Shareholders. In making such distribution, the Settlement Administrator shall use the list of shareholders to whom the dissolution distribution was made on or about July 2, 2002. With respect to any distribution of funds to record holders or nominees of record holders who hold shares for the benefit of others, the Settlement Administrator shall deduct from the distribution to such nominee any pro-rata amounts attributable to shares beneficially owned, directly or indirectly, by the Individual Defendants, and the Settlement Administrator shall forward instructions to such record holders or nominees that no distribution of funds shall be made to, or for the benefit of, any of the Individual Defendants. The administrative costs of distributing the Shareholder Fund shall be paid from the Shareholder Fund.

          C. The Selling Shareholders Fund, net of the fees and costs of the Settlement Administrator with respect to its administration, including the processing of claims submitted by the Selling Shareholders, shall be distributed pro rata to those Selling Shareholders who submit a timely and valid Proof of Claim. The pro rata distribution will be based upon the greatest number of shares held and sold by a Selling Shareholder during the Class Period, which will be calculated as the difference between (i) the maximum number of shares that a Selling Shareholder held at any point during the Class Period and (ii) the number of shares held at the close of business on April 29, 2002. The

     Settlement Administrator shall sum the total of the greatest number of shares held and sold by all Selling Shareholders submitting timely and valid Proofs of Claim, and shall distribute the Selling Shareholder Fund to each Selling Shareholder in the same proportion that such Selling Shareholder's greatest number of shares held and sold bears to the total of all shares held and sold by all Selling Shareholders who have submitted timely and valid Proofs of Claim. In order to be considered for a distribution, a Selling Shareholder must submit to the Settlement Administrator, by no later than the date of the Settlement Hearing, a Proof of Claim in the form attached as Exhibit C, and provide adequate documentation of (i) the maximum number of shares held at any point during the Class Period and (ii) the sale of such shares before April 29, 2002, which may be demonstrated either by documentation of the number of shares held at the close of business on April 29, 2002 or by documentation of individual sales transactions. Any Proof of Claim that is postmarked after the date of the Settlement Hearing will not be considered by the Settlement Administrator. All fees and costs of the Settlement Administrator in connection with the processing of claim forms and the administration of the Selling Shareholders Fund shall be paid from the Selling Shareholders Fund. Prior to distribution to the Selling Shareholders, the Settlement Administrator shall make a report to Plaintiff Class Counsel of the proposed distributions.

     21. Notwithstanding any other provision of this Stipulation to the contrary, the proposed method of allocating the Net Settlement Fund, including, but not limited to, any adjustments thereto the Court may approve or require, may be considered by the Court separately and apart from its consideration of the fairness, reasonableness, and adequacy of the Settlement, and any order or proceeding relating to the method of allocation, or any appeal of any order relating thereto, shall not operate to terminate or cancel this Stipulation or affect or delay the finality of the Final Order approving the Settlement of these Actions.

                      CONTINGENCIES, EFFECT OF DISAPPROVAL,
                      -------------------------------------
                          OR TERMINATION OF SETTLEMENT
                          ----------------------------

     22. This Settlement and the consideration therefor are given by the Settling Defendants in return for, and are contingent upon, entry of a Final Order, substantially in the form annexed hereto as Exhibit E, approving the Settlement, dismissing with prejudice all of the claims against the Settling Defendants, and a full and complete release of all Released Claims (including without limitation any and all Unknown Claims) by any and all Class Members against any and all Released Parties, which release may no longer be challenged by any Class Member.

     23. In the event that the Court or, in the event of an appeal, an appellate court having jurisdiction over the Actions, refuses to approve or materially modifies this Stipulation or any proposed order to be entered pursuant thereto, then counsel for a Settling Party may terminate this Stipulation and the Settlement by giving counsel for all other Settling Parties and the Court written notice of the termination no later than thirty (30) days following the date of such refusal or modification giving rise to the right of termination.

     24. Notwithstanding any other provision of this Stipulation to the contrary, in the event that any event permitting termination of the Settlement occurs, as described in the Supplemental Stipulation executed concurrently with this Stipulation, then the Individual Defendants may, in the exercise of their absolute discretion, terminate this Stipulation and the Settlement in the manner
provided  in  the  Supplemental   Stipulation.

     25. This Settlement and the obligations of the Settling Parties are conditioned upon and subject to:

          A. Entry of the Scheduling Order substantially in the form annexed hereto as Exhibit A preliminarily approving the Settlement and approving the Class notice;

          B. Receipt and review by the Individual Defendants of all requests for exclusion from the Class and the Individual Defendants' determination not to exercise, or failure to exercise within the time provided, their rights under the Supplemental Stipulation;

          C.  The  Settling   Parties'   determination  not  to  exercise  their
     termination rights (if any) under paragraphs 22-24;

          D. Entry of the Final Order substantially in the form annexed hereto as Exhibit E;

          E. The occurrence of the Settlement Effective Date; and

          F. The existence of a valid and binding settlement agreement between the Company and the RLR Defendants.

     26. If for any reason this Stipulation is terminated or fails to become effective, then, in such event:

          A. The Settling Parties shall be deemed to have reverted to their respective status in the Actions as of April 1, 2004, and, except as otherwise expressly provided, the Settling Parties shall proceed in all respects as if this Stipulation and any related orders, including the Final Judgment, had not been entered;

          B. Within three (3) business days of such termination or failure to become effective, the Escrow Agent shall deliver the Settlement Fund, including any interest earned thereon, net of any Preliminary Administrative Expenses, directly to Federal. During that time the Settling Parties shall cooperate to facilitate this delivery.

          C. The Settling Defendants shall thereafter have the right to object, inter alia, (i) to the maintenance of either or both of these Actions as a class action pursuant to Rule 23 of the Federal Rules of Civil Procedure, all such objections to class certification having been preserved; and (ii) to the consolidation of these Actions for any purpose other than discovery, all such objections to consolidation having been preserved.

                           NO ADMISSION OF WRONGDOING
                           --------------------------

     27. Each of the Settling Defendants (i) has denied, and continues to deny, that he or it has committed any violation of federal or state statutory or common law, (ii) has denied and continues to deny all allegations of wrongdoing or liability whatsoever with respect to the Released Claims, including all facts or claims alleged in the Actions, and (iii) repeatedly has maintained that he or it fully and properly fulfilled any and all fiduciary duties and legal obligations. Each of the Settling Defendants states that he or it is agreeing to this Settlement solely because it will eliminate the burden, expense, and uncertainties of further litigation and the concomitant distraction of resources and efforts.

     28. This Stipulation, any of its terms (or any agreement or order relating thereto), any payment or consideration provided for herein, or any statement made in connection with the approval of the Settlement shall not be construed as an admission or evidence of any kind with respect to the existence, or absence of, any fault, wrongdoing, or liability of the Settling Defendants. Neither this Stipulation nor any statements made in connection with the approval of this Settlement (nor any agreement or order relating thereto) shall be deemed, offered, or received in evidence in any civil, criminal, administrative, or other proceeding or utilized in any manner whatsoever by any of the Settling Parties, including as a presumption, a concession, or an admission of any fault, wrongdoing, or liability whatsoever, or lack thereof, on the part of any Settling Defendants; provided, however, that nothing contained in this paragraph shall prevent this Stipulation (or any agreement or order relating thereto) from being used, offered, or received in evidence in any proceeding to approve, enforce, or otherwise effectuate the Settlement (or any agreement or order relating thereto) or the Final Judgment, or in which the reasonableness, fairness, or good faith of the Settling Parties in participating in the Settlement (or any agreement or order relating thereto) is an issue, or to enforce or effectuate provisions of this Settlement, the Final Judgment, or the Release.

                                  MISCELLANEOUS

     29. All counsel who execute this Stipulation represent and warrant that they have authority to do so on behalf of their respective clients.

     30. The Settling Parties and all signatories to this Stipulation agree to use their best efforts, including all steps contemplated by this Stipulation, and any other steps and efforts that may become necessary by order of the Court or otherwise, to effectuate this Stipulation and the Settlement contemplated hereunder.

     31. This Stipulation (including exhibits hereto, agreements and stipulations referenced herein, and documents executed pursuant to the foregoing) contain the entire agreement among the Settling Parties with respect to the subject matter hereof and supersedes any prior written or oral agreements, representations, warranties, or statements. No representation, warranty, statement, or inducement has been made to any party hereto concerning this Stipulation other than the representations, warranties, and covenants contained herein. This Stipulation may not be altered, modified, or amended, or any of its provisions waived, unless by a writing, executed by counsel for all of the Settling Parties affected by such change.

     32. Plaintiffs and Plaintiffs' counsel expressly warrant that, in entering into this Stipulation, they relied solely upon their own knowledge and investigation, and not upon any promise, representation, warranty, or other statement by any or all of the Settling Defendants not expressly contained in this Stipulation or its Exhibits.

     33. This Stipulation may be executed in one or more counterparts, all of which shall be considered the same as if a single document shall have been executed, and shall become effective when such counterparts have been signed by each of the Settling Parties and delivered to each of the other Settling Parties.

     34. Upon prior notice to the Court and after approval of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation, as contemplated in the attached exhibits, incorporated herein by reference.

     35. The Court shall retain jurisdiction with respect to the enforcement of the terms of this Stipulation and the Settlement embodied herein.

     36.  The  section   headings  used  throughout  this  Stipulation  are  for
convenience only and shall not effect the interpretation or construction of this Stipulation.

     37. In the event the Court or any other court is called upon to interpret this Stipulation, no one party or group of parties shall be deemed to have drafted this Stipulation, nor may any party offer in evidence or otherwise use, for purposes of suggesting any interpretation of this Stipulation, any prior drafts of this Stipulation.

     38. Nothing in this Stipulation, Settlement, or the negotiations or proceedings relating to the foregoing is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the accountants' privilege, the attorney-client privilege, the joint defense privilege, or the work product immunity.

                      [SIGNATURES FOLLOW ON THE NEXT PAGE]

                               PLAINTIFF DAVID GROGAN, by and through his counsel:



                               /s/ Gregory E. Keller
                               -------------------------------------------
                               Gregory E. Keller
                               Harnes & Keller LLP
                               964 Third Avenue, 7th Floor
                               New York, NY 10022
                               -and-
                               James M. Crabtree
                               Crabtree Law Office
                               13420 Santa Fe Trail Drive
                               Lenexa, KS 66215




                               PLAINTIFF LEWIS F. GEER, by and
                               through his counsel:



                               /s/ James G. Flynn
                               -------------------------------------------
                               Robert I. Harwood
                               James G. Flynn
                               Wechsler Harwood LLP
                               488 Madison Avenue, 8th Floor
                               New York, NY 10022
                                      -and-
                               James M. Crabtree
                               Crabtree Law Office
                               13420 Santa Fe Trail Drive
                               Lenexa, KS 66215

                               DEFENDANTS WILLIAM D. COX; HAROLD
                               C. HILL, JR.; ROY R. LABORDE;
                               TIMOTHY P. O'NEIL; CLARK D.
                               STEWART; and DAVID TAGGART, by
                               and through their counsel:



                               /s/ Matthew J. Salzman
                               -------------------------------------------
                               Matthew J. Salzman
                               John G. Hansen
                               Stinson Morrison Hecker LLP
                               1201 Walnut Street
                               Kansas City, Missouri 64106




                               DEFENDANT TRANSFINANCIAL
                               HOLDINGS, INC., by and through
                               its counsel:



                               /s/ Timothy M. O'Brien
                               -------------------------------------------
                               Timothy M. O'Brien
                               Shook, Hardy & Bacon L.L.P.
                               84 Corporate Woods
                               10801 Mastin, Suite 1000
                               Overland Park, KS 66210-1669




                               R. L. R. INVESTMENTS, LLC and R&L TRANSFER, INC., by and through its counsel:



                               /s/ David R. Buchanan
                               -------------------------------------------
                               David R. Buchanan
                               Brown & James, P.C.
                               1900 City Center Square
                               1100 Main Street-2153
                               Kansas City, MO 64105

                                INDEX OF EXHIBITS
                                -----------------


     A.   Preliminary Approval and Scheduling Order

     B. Notice of Proposed Settlement of Derivative and Class Actions, Request for Attorneys' Fees and Reimbursement of Expenses, and Settlement Fairness Hearing

     C.   Proof of Claim

     D. Summary Notice for Publication of Settlement of Derivative and Class Actions

     E.   Final Order